UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2012

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

Western Asset

Variable Rate Strategic Fund Inc

FORM N-Q

June 30, 2012

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 37.1%
CONSUMER DISCRETIONARY — 4.2%
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000	$595,194	(g)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	278,623
Total Automobiles				873,817
Consumer Finance — 0.2%
Abbey National Treasury Services PLC, Senior Notes	2.046%	4/25/14	180,000	172,331	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	34,200
Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	191,844
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	183,665	(b)
Chukchansi Economic Development Authority, Secured Notes	9.750%	5/30/20	238,000	192,780	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	122,565	113,373	(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	19,000	18,430	(b)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	238,625
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	22,650
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	62,012
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	200,000	134,500	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	69,150
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	10,000	9,700	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	0	(c)(d)(e)(f)
Total Hotels, Restaurants & Leisure				1,236,729
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,149
Media — 1.8%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	30,600	(b)
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	476,666	(g)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	434,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	519,000	(b)
News America Inc., Notes	5.300%	12/15/14	200,000	219,332	(g)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	425,321
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	33,000	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	25,000	28,000
Total Media				2,165,919
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	310,488	(g)
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	111,432
TOTAL CONSUMER DISCRETIONARY				4,945,065
CONSUMER STAPLES — 2.9%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	97,052
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	317,202
Total Beverages				414,254
Food & Staples Retailing — 0.9%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	322,668	330,331	(b)
Kroger Co., Notes	3.900%	10/1/15	360,000	388,646	(g)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Food & Staples Retailing — continued
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	$321,516	(g)
Total Food & Staples Retailing				1,040,493
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	263,903	(g)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	200,000	237,048
Total Food Products				500,951
Tobacco — 1.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	70,525
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	486,927
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	600,357	(b)(g)
Reynolds American Inc., Senior Secured Notes	7.300%	7/15/15	270,000	304,371
Total Tobacco				1,462,180
TOTAL CONSUMER STAPLES				3,417,878
ENERGY — 6.7%
Energy Equipment & Services — 0.4%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	60,300	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	343,000
Total Energy Equipment & Services				403,300
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	175,646	(g)
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	240,000	279,106
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	563,895	(g)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	292,125
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	149,250
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	168,800
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	411,629	(g)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	194,000	198,915
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	471,762	(g)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	86,775	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	128,547	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	196,540
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	227,951	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	271,200	(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	259,360
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	857,125
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	44,350
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	599,500
SandRidge Energy Inc., Senior Notes	4.093%	4/1/14	1,000,000	991,095	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	405,702	(g)
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	112,200
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	229,750	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	311,597
Total Oil, Gas & Consumable Fuels				7,432,820
TOTAL ENERGY				7,836,120
FINANCIALS — 12.9%
Capital Markets — 1.6%
Goldman Sachs Capital III, Preferred Securities	1.237%	9/1/12	550,000	365,381	(a)(h)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	353,681	(g)
Morgan Stanley, Senior Notes	2.967%	5/14/13	310,000	309,654	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	414,793
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	413,598	(g)
Total Capital Markets				1,857,107
Commercial Banks — 3.7%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	217,399

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — continued
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	$384,988
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	372,630
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	250,000	257,567
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	516,150	(a)(b)(h)
Danske Bank A/S, Senior Notes	1.517%	4/14/14	300,000	293,501	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	126,083	(b)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	180,000	186,001	(b)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	280,000	317,850
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	328,783	(a)(b)(h)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000	279,558
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/24/12	300,000	287,625	(a)(h)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	475,361
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	266,345	(g))
Total Commercial Banks				4,309,841
Consumer Finance — 4.0%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	324,653
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	323,400
American Express Co., Senior Notes	8.125%	5/20/19	450,000	600,053
GMAC Inc., Senior Notes	2.667%	12/1/14	1,956,000	1,877,746	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	542,244
SLM Corp.	0.766%	1/27/14	700,000	668,935	(a)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	406,854
Total Consumer Finance				4,743,885
Diversified Financial Services — 3.2%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	605,441
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	315,650	(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	910,325	(g)
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	127,121	(g)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	568,078	(g)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	552,475
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	550,000	566,152	(g)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	108,000	(b)
Total Diversified Financial Services				3,753,242
Insurance — 0.2%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	172,145	(b)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	232,123
TOTAL FINANCIALS				15,068,343
HEALTH CARE — 1.0%
Health Care Providers & Services — 1.0%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	30,000	30,825
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	341,473
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	322,308	(g)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	367,565
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	10,244
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	82,200
TOTAL HEALTH CARE				1,154,615
INDUSTRIALS — 1.5%
Airlines — 0.3%
Air 2 US, Notes	8.027%	10/1/19	76,361	77,315	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	165,600	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	61,145	61,836

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	24,000	$25,470	(b)
Total Airlines				330,221
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	7,800	7,196	(b)(d)
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	109,800	(b)
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	308,155
Total Commercial Services & Supplies				417,955
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	613,814	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	90,100
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	186,635
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	52,062	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	98,444
Total Trading Companies & Distributors				150,506
TOTAL INDUSTRIALS				1,796,427
INFORMATION TECHNOLOGY — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	139,750	(b)
MATERIALS — 3.2%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	263,125	(b)
Metals & Mining — 2.7%
ArcelorMittal, Senior Notes	3.750%	2/25/15	350,000	355,011
ArcelorMittal, Senior Notes	3.750%	8/5/15	50,000	50,313
Barrick Gold Corp., Senior Notes	1.750%	5/30/14	250,000	253,188
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	232,147	(b)(g)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	295,161
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	156,563
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	520,108	(g)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	397,750
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	23,000	25,694
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	386,095
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	405,132	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	72,716	(b)
Total Metals & Mining				3,149,878
Paper & Forest Products — 0.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	213,428
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	133,250	(c)
Total Paper & Forest Products				346,678
TOTAL MATERIALS				3,759,681
TELECOMMUNICATION SERVICES — 3.2%
Diversified Telecommunication Services — 2.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	250,705	(b)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	284,051
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	163,312	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	37,238
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	319,090	(g)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	$157,127
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	155,400
Qwest Corp., Senior Notes	3.718%	6/15/13	250,000	250,293	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	317,600
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	205,783
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	344,474
Total Diversified Telecommunication Services				2,485,073
Wireless Telecommunication Services — 1.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	133,281
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	343,327	(g)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	526,500
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	282,078	(g)
Total Wireless Telecommunication Services				1,285,186
TOTAL TELECOMMUNICATION SERVICES				3,770,259
UTILITIES — 1.4%
Electric Utilities — 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	316,714
Independent Power Producers & Energy Traders — 0.8%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	280,000	303,800	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	102,150
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	501,457
Total Independent Power Producers & Energy Traders				907,407
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	408,016	(g)
TOTAL UTILITIES				1,632,137
TOTAL CORPORATE BONDS & NOTES (Cost — $42,121,100)				43,520,275
ASSET-BACKED SECURITIES — 19.6%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	853,571	580,943
Access Group Inc., 2005-B A2	0.696%	7/25/22	327,592	319,960	(a)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.310%	9/25/32	223,502	183,719	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.695%	3/25/35	800,000	746,452	(a)
Argent Securities Inc., 2003-W3 M1	1.370%	9/25/33	129,990	122,180	(a)
Argent Securities Inc., 2005-W3 A2D	0.585%	11/25/35	700,000	438,973	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.145%	10/27/32	32,608	28,042	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.735%	7/25/35	616,107	471,069	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,024,614	728,942
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	585,187	524,912
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.665%	2/25/35	244,419	200,280	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.675%	7/25/35	750,000	649,745	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.941%	2/25/34	631,145	643,845
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.995%	2/25/34	139,040	110,310	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.145%	10/25/47	820,297	556,187	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.392%	11/15/36	902,908	662,420	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	502,084	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
EFS Volunteer No. 3 LLC, 2012-1 A3	1.245%	4/25/33	640,000	$600,107	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.795%	3/25/31	190,989	163,028	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	294,994
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.595%	12/25/35	301,360	281,046	(a)
First Horizon ABS Trust, 2007-HE1 A	0.375%	9/25/29	107,175	81,282	(a)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.802%	8/15/30	459,711	314,132	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	230,000	211,852
GSAMP Trust, 2004-OPT B1	1.845%	11/25/34	89,456	38,505	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.645%	10/25/46	138,539	62,218	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	641,437	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.405%	7/25/36	567,243	186,141	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.585%	2/25/36	166,396	143,141	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.745%	7/25/35	1,016,487	647,404	(a)
Lehman XS Trust, 2005-5N 3A1A	0.545%	11/25/35	362,851	247,220	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.070%	9/25/31	234,371	153,291	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.370%	5/25/32	549,899	413,804	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	258,458
MASTR Specialized Loan Trust, 2007-1 A	0.615%	1/25/37	498,486	172,504	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.695%	2/25/47	1,079,774	483,695	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.615%	2/25/37	982,648	3,409	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.370%	9/25/33	1,207,159	919,744	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.775%	9/25/34	74,135	58,135	(a)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	3,336,191	108,426	(e)
New Century Home Equity Loan Trust, 2004-3 M1	1.175%	11/25/34	638,898	441,673	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.645%	2/25/35	188,927	166,801	(a)
Origen Manufactured Housing, 2007-A A2	3.739%	4/15/37	839,191	537,082	(a)
Park Place Securities Inc., 2004-WHQ2 M2	0.875%	2/25/35	750,000	696,255	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.145%	10/25/34	189,548	156,691	(a)
RAAC Series, 2006-RP2 A	0.495%	2/25/37	254,955	220,561	(a)(b)
RAAC Series, 2006-RP3 A	0.515%	5/25/36	1,027,626	696,463	(a)(b)
RAAC Series, 2006-RP4 A	0.535%	1/25/46	559,646	434,802	(a)(b)
RAAC Series, 2007-RP3 M1	1.045%	10/25/46	1,200,000	63,739	(a)(b)
RAAC Series, 2007-RP4 A	0.595%	11/25/46	1,048,564	534,940	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.105%	6/25/33	207,671	163,249	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.685%	8/25/33	162,272	135,669	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(d)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.370%	8/25/33	47,567	27,880	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	169,515	172,456
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.895%	9/25/34	400,000	304,752	(a)
SACO I Trust, 2005-WM3 A3	0.945%	9/25/35	211,216	85,829	(a)
SACO I Trust, 2006-3 A3	0.705%	4/25/36	417,319	217,156	(a)
SACO I Trust, 2006-4 A1	0.585%	3/25/36	450,665	219,291	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(d)
SLM Student Loan Trust, 2003-01 A5C	1.218%	12/15/32	465,337	446,142	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	1.218%	3/15/33	199,553	191,571	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.218%	3/15/33	529,786	514,402	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	1.025%	6/25/35	274,396	259,736	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.195%	10/25/34	139,396	33,140	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	131,877	128,654	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — continued
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	578,478	$584,387
Structured Asset Securities Corp., 2005-4XS 2A1A	1.995%	3/25/35	557,351	425,586	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.515%	5/25/31	771,600	348,197	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.575%	2/25/35	269,606	252,132	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.595%	11/25/35	394,002	359,960	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.425%	5/25/47	290,000	81,705	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	190,198	192,487	(a)
TOTAL ASSET-BACKED SECURITIES (Cost — $27,299,765)				23,047,426
COLLATERALIZED MORTGAGE OBLIGATIONS — 30.5%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.515%	2/25/36	254,183	145,530	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	184,298	195,243
Banc of America Funding Corp., 2004-B 6A1	2.947%	12/20/34	766,929	401,018	(a)
Banc of America Funding Corp., 2005-E 8A1	2.593%	6/20/35	646,448	330,987	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.945%	4/25/36	955,046	277,362	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.885%	4/25/34	686,565	614,728	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.245%	9/25/34	144,562	131,221	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.674%	11/25/34	538,309	501,391	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.745%	7/25/35	756,241	481,196	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.474%	7/20/35	729,643	428,387	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.575%	2/25/35	69,587	42,139	(a)
Countrywide Home Loans, 2004-20 2A1	2.789%	9/25/34	760,034	491,618	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	153,509	156,323	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.548%	2/20/36	973,046	684,154	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	347,714	338,604	(b)
Countrywide Home Loans, 2005-R3 AF	0.645%	9/25/35	553,725	463,905	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.665%	7/25/36	274,343	235,391	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.605%	3/25/35	485,333	382,125	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	3.109%	6/25/34	371,444	299,697	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.573%	8/19/45	719,881	420,511	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.067%	3/19/46	413,243	185,765	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	790,314	25,427
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	1,008,228	82,640
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	1,254,398	60,807
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	4,088,404	540,260
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,347,426	132,294	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.789%	3/20/60	187,451	188,018	(a)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.239%	5/20/60	161,736	165,386	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.689%	11/20/60	1,591,581	1,590,598	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.739%	1/20/61	188,250	188,617	(a)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.739%	12/20/60	219,202	219,642	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.689%	2/20/61	796,820	796,328	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.739%	3/20/61	962,147	964,099	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Government National Mortgage Association (GNMA), 2011-H11 FB	0.739%	4/20/61	189,917	$190,315	(a)
Granite Mortgages PLC, 2003-2 1A3	0.966%	7/20/43	60,239	58,366	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.788%	3/20/44	103,681	100,218	(a)
Granite Mortgages PLC, 2004-3 2A1	0.748%	9/20/44	39,284	37,899	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.475%	2/25/35	199,110	155,803	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.595%	3/25/35	976,311	811,882	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.595%	9/25/35	219,553	172,905	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.645%	4/25/36	460,159	373,947	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.907%	1/19/35	421,000	412,895	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.593%	1/19/35	245,147	154,600	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.954%	12/19/35	241,951	170,589	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.565%	3/25/36	2,101,175	1,042,582	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.105%	9/25/34	283,475	182,569	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	1.045%	11/25/34	76,993	48,510	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	1.025%	12/25/34	98,339	60,127	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	4.890%	10/25/35	648,918	499,396	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.532%	6/25/35	400,000	360,481	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.445%	2/25/46	968,513	520,050	(a)
MASTR ARM Trust, 2003-6 2A1	2.687%	12/25/33	183,880	175,601	(a)
MASTR ARM Trust, 2004-7 6M1	0.895%	8/25/34	550,000	436,834	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	125,416	127,931
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.595%	5/25/35	1,472,613	1,162,209	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.258%	5/25/36	530,743	492,667	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.235%	5/25/36	179,734	160,833	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.505%	3/25/36	387,774	200,101	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.846%	5/25/36	1,028,349	649,730	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.685%	6/25/34	693,259	647,761	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.525%	12/25/45	447,461	254,250	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.340%	4/25/31	851,336	741,046	(a)
Structured ARM Loan Trust, 2004-09XS A	0.615%	7/25/34	867,561	764,781	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.758%	1/25/35	174,278	124,016	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.843%	7/19/34	551,496	491,946	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.475%	2/25/36	916,359	491,121	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.455%	4/25/36	411,343	231,920	(a)
Structured Asset Securities Corp., 1998-2 M1	1.345%	2/25/28	47,356	44,227	(a)
Structured Asset Securities Corp., 1998-3 M1	1.245%	3/25/28	89,647	84,059	(a)
Structured Asset Securities Corp., 1998-8 M1	1.185%	8/25/28	292,231	265,855	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	360,735	359,628
Structured Asset Securities Corp., 2005-RF1 A	0.595%	3/25/35	281,360	223,445	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.595%	4/25/35	298,677	235,293	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.595%	6/25/35	277,956	215,514	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.601%	6/25/35	4,377,838	3,875,187	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.724%	3/20/47	55,419	3,103	(a)(b)(e)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.467%	10/25/33	434,637	435,901	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.451%	1/25/35	227,131	221,371	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.735%	10/25/45	344,573	$181,982	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.655%	3/25/37	213,136	134,672	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.968%	7/25/47	1,320,448	821,399	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.390%	7/25/47	592,895	362,788	(a)
Washington Mutual Inc., 2004-AR11	2.475%	10/25/34	279,727	272,633	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	237,376	186,786	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.605%	10/25/45	807,955	570,906	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	624,228	518,941	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.565%	1/25/45	40,199	33,755	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.645%	1/25/45	180,460	143,264	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.499%	8/25/46	354,507	250,058	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.118%	9/25/46	529,777	346,655	(a)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.441%	10/25/33	186,168	186,734	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.605%	7/25/45	526,672	394,131	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.087%	4/25/46	287,898	152,034	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	641,901	578,842	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $39,394,218)				35,766,455
COLLATERALIZED SENIOR LOANS — 9.5%
CONSUMER DISCRETIONARY — 2.4%
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.495%	1/26/18	276,565	245,547	(i)
Media — 1.8%
Charter Communications Operating LLC, Extended Term Loan C	3.500%	9/6/16	659,704	655,397	(i)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	500,000	497,625	(i)
Univision Communications Inc., Extended Term Loan	4.492%	3/31/17	1,000,000	944,688	(i)
Total Media				2,097,710
Multiline Retail — 0.4%
Neiman-Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	465,000	460,735	(i)
TOTAL CONSUMER DISCRETIONARY				2,803,992
CONSUMER STAPLES — 1.2%
Food Products — 0.8%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	958,759	945,576	(i)
Household Products — 0.4%
Visant Corp., Term Loan B	5.250%	12/22/16	473,306	459,107	(i)
TOTAL CONSUMER STAPLES				1,404,683
ENERGY — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	170,000	168,725	(i)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY — continued
Husky Injection Molding Systems, Term Loan	6.500 - 7.500%	6/29/18	955,543	$961,516	(i)
TOTAL ENERGY				1,130,241
HEALTH CARE — 1.9%
Biotechnology — 0.8%
Exopack LLC, Term Loan B	6.500%	5/31/17	992,500	996,222	(i)
Health Care Providers & Services — 1.1%
Community Health Systems Inc., Non-Extended Term Loan	2.495 - 2.717%	7/25/14	379,398	374,549	(i)
Emergency Medical Services Corp., Term Loan B	5.250%	5/25/18	265,079	262,925	(i)
HCA Inc., Term Loan B	2.495%	11/18/13	630,983	628,551	(i)
Total Health Care Providers & Services				1,266,025
TOTAL HEALTH CARE				2,262,247
INDUSTRIALS — 0.2%
Marine — 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	6,589	6,589	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	11,602	11,602	(d)(j)
Total Marine				18,191
Road & Rail — 0.2%
Hertz Corp., Term Loan	3.750%	3/9/18	246,875	244,406	(i)
TOTAL INDUSTRIALS				262,597
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.5%
First Data Corp., Extended Term Loan B	4.245%	3/23/18	301,701	277,918	(i)
First Data Corp., Non-Extended Term Loan B2	2.995%	9/24/14	365,915	351,936	(i)
TOTAL INFORMATION TECHNOLOGY				629,854
MATERIALS — 0.7%
Construction Materials — 0.7%
Fairmount Minerals, Term Loan B	5.250%	3/15/17	800,000	796,500	(i)
TELECOMMUNICATION SERVICES — 1.1%
Diversified Telecommunication Services— 1.1%
Intelsat Jackson Holdings Ltd., Term Loan	5.250%	4/2/18	744,361	742,031	(i)
Level 3 Financing Inc., Term Loan A	2.491 - 2.719%	3/13/14	500,000	491,302	(i)
TOTAL TELECOMMUNICATION SERVICES				1,233,333
UTILITIES — 0.5%
Electric Utilities — 0.5%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.741%	10/10/17	930,144	557,997	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,185,570)				11,081,444
MORTGAGE-BACKED SECURITIES — 2.8%
GNMA — 2.8%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	422,547	491,240
Government National Mortgage Association (GNMA) II	1.299%	8/20/58	178,286	180,336	(a)
Government National Mortgage Association (GNMA) II	1.640%	10/20/59-1/20/60	1,059,131	1,068,366	(a)(e)
Government National Mortgage Association (GNMA) II	3.164%	10/20/59	74,774	79,541	(a)(e)
Government National Mortgage Association (GNMA) II	1.580%	12/20/59	798,538	814,509	(a)(e)
Government National Mortgage Association (GNMA) II	1.611%	12/20/59	233,646	238,318	(a)(e)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MORTGAGE-BACKED SECURITIES — continued
Government National Mortgage Association (GNMA) II	1.420%	7/20/60	193,227		$197,150	(a)
Government National Mortgage Association (GNMA) II	1.475%	7/20/60	193,960		197,742	(a)
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,264,586)					3,267,202
MUNICIPAL BONDS — 2.7%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.242%	10/1/32	500,000		395,000	(a)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.082%	12/1/18	700,000		525,000	(a)(k)
Illinois State, GO	5.100%	6/1/33	425,000		402,135
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.315%	5/1/32	500,000		350,000	(a)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.451%	10/25/41	400,000		388,548	(a)
Person County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.280%	11/1/18	550,000		456,500	(a)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.350%	10/1/22	800,000		648,000	(a)
TOTAL MUNICIPAL BONDS (Cost — $3,395,001)					3,165,183
SOVEREIGN BONDS — 4.2%
Brazil — 2.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	215,377
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,902,000	BRL	3,017,375
Total Brazil					3,232,752
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		117,000	(a)(b)
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		363,050
Russia — 0.4%
Russian Foreign Bond - Eurobond	12.750%	6/24/28	254,000		457,200	(b)
Venezuela — 0.7%
Bolivarian Republic of Venezuela	5.750%	2/26/16	912,000		788,880	(b)
TOTAL SOVEREIGN BONDS (Cost — $4,993,038)					4,958,882

	SHARES
COMMON STOCKS — 0.1%
INDUSTRIALS — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS	3,101	52,717	(e)
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.	3,741	96,032
TOTAL COMMON STOCKS (Cost — $197,813)		148,749

	EXPIRATION DATE	RIGHTS
RIGHTS — 0.0%
Twin River Worldwide Holdings Inc. (Cost - $13,125)	11/5/17	750	$4,313	*

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.0%
Buffets Restaurant Holdings	4/28/14	29	$0	*(d)(e)(f)
Charter Communications Inc.	11/30/14	22	477	*(e)
CMP Susquehanna Radio Holdings Co.	3/23/19	639	2,978	*(a)(b)(d)(e)
Nortek Inc.	12/7/14	115	575	*(d)(e)
SemGroup Corp.	11/30/14	122	1,104	*(d)
TOTAL WARRANTS (Cost — $1,528)			5,134
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $131,865,744)			124,965,063

		RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreements — 1.4%
State Street Bank & Trust Co. repurchase agreement dated 6/29/12; Proceeds at maturity - $1,708,001; (Fully collateralized by U.S. Government Obligations, 0.750% due 3/31/13; Market value - $1,745,844) (Cost - $1,708,000)		0.010%	7/2/12	1,708,000	1,708,000
TOTAL INVESTMENTS — 107.9% (Cost — $133,573,744#)					126,673,063
Liabilities in Excess of Other Assets — (7.9)%					(9,300,472)
TOTAL NET ASSETS — 100.0%					$117,372,591
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of June 30, 2012.
(d)	Illiquid security.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(f)	Value is less than $1.
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of June 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(k)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	GO	- General Obligation
	IO	- Interest Only
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	9/17/12	$99.38	38	$15,675
Eurodollar Futures, Put	9/17/12	99.25	38	1,188

			NOTIONAL PAR
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	28,669,000	31,020
TOTAL WRITTEN OPTIONS (Premiums received — $144,271)				$47,883

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$43,520,275	$0	*	$43,520,275
Asset-backed securities	—	22,939,000	108,426		23,047,426
Collateralized mortgage obligations	—	35,766,455	—		35,766,455
Collateralized senior loans	—	11,081,444	—		11,081,444
Mortgage-backed securities	—	3,267,202	—		3,267,202
Municipal bonds	—	3,165,183	—		3,165,183
Sovereign bonds	—	4,958,882	—		4,958,882
Common stocks:
Industrials	—	52,717	—		52,717
Materials	$96,032	—	—		96,032
Rights	—	4,313	—		4,313
Warrants	—	4,559	575		5,134
Total long-term investments	$96,032	$124,760,030	$109,001		$124,965,063
Short-term investments†	—	1,708,000	—		1,708,000
Total investments	$96,032	$126,468,030	$109,001		$126,673,063
Other financial instruments:
Futures contracts	$985	—	—		$985
Forward foreign currency contracts	—	$4,770	—		4,770
Credit default swaps on corporate issues - buy protection‡	—	11,438	—		11,438
Total other financial instruments	$985	$16,208	—		$17,193
Total	$97,017	$126,484,238	$109,001		$126,690,256

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$16,863	$31,020	—	$47,883
Futures contracts	18,852	—	—	18,852
Interest rate swaps ‡	—	1,026,247	—	1,026,247
Credit default swaps on corporate issues - buy protection‡	—	847	—	847
Total	$35,715	$1,058,114	—	$1,093,829

Notes to schedule of investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining  fair value:

	CORPORATE		ASSET-	COLLATERALIZED
	BONDS &		BACKED	MORTGAGE	COMMON
INVESTMENTS IN SECURITIES	NOTES		SECURITIES	OBLIGATIONS	STOCKS	WARRANTS	TOTAL
Balance as of September 30, 2011	$2		$413,544	$14,867	$47,805	$478	$476,696
Accrued premiums/discounts	—		3,411	342	—	—	3,753
Realized gain (loss)(1)	—		18,793	(98,649)	2,016	—	(77,840)
Change in unrealized appreciation (depreciation)(2)	(2)		147	118,658	4,912	574	124,289
Purchases	—		—	—	—	—	—
Sales	—		(75,935)	(32,115)	(2,016)	—	(110,066)
Transfers into Level 3(3)	—		108,426	—	—	—	108,426
Transfers out of Level 3(4)	—		(359,960)	(3,103)	(52,717)	(477)	(416,257)
Balance as of June 30, 2012	$0	*	108,426	—	—	$575	$109,001
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012(2)	$(2)		—	—	—	$345	$343

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or

Notes to schedule of investments (unaudited) (continued)

other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended June 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of

Notes to schedule of investments (unaudited) (continued)

the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to schedule of investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net

Notes to schedule of investments (unaudited) (continued)

assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund held written options, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $1,074,977. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.  As of June 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $800,000, which could be used to reduce the required payment.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,952,225
Gross unrealized depreciation	(12,852,906)
Net unrealized depreciation	$(6,900,681)

Transactions in reverse repurchase agreements for the Fund during the period ended June 30, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$13,870,786	0.82%	$19,925,321

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.75% to 0.85% during the period ended June 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $84,944.

Notes to schedule of investments (unaudited) (continued)

At June 30, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.80%	6/7/2012	9/6/2012	$9,059,770
Deutsche Bank	0.80%	6/8/2012	9/6/2012	1,122,624
				$10,182,394

On June 30, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $1,837,110.

At June 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 5-Year Notes	29	9/12	$3,599,383	$3,595,093	$(4,290)
Contracts to Sell:
U.S. Treasury 2-Year Notes	24	9/12	5,285,485	5,284,500	985
U.S. Treasury 10-Year Notes	19	9/12	2,519,563	2,534,125	(14,562)
					(13,577)
Net unrealized loss on open futures contracts					$(17,867)

At June 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	UBS AG	100,000	$126,598	8/16/12	$4,770

During the period ended June 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of September 30, 2011	28,669,023	$128,456
Options written	10,000,207	150,552
Options closed	—	—
Options exercised	—	—
Options expired	(10,000,154)	(134,737)
Written options, outstanding as of June 30, 2012	28,669,076	$144,271

At June 30, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

Barclays Capital Inc.	$2,520,000	3/18/19	4.250% Semi-Annually	3-Month LIBOR	$28,721	$(516,534)
Barclays Capital Inc.	10,000,000	6/14/16	1.785% Semi-Annually	3-Month LIBOR	—	(397,396)
Barclays Capital Inc.	5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	(7,829)
Morgan Stanley & Co. Inc.	10,000,000	10/18/13	0.658% Semi-Annually	3-Month LIBOR	—	(18,779)
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	(114,430)
Total	$32,520,000				$28,721	$(1,054,968)

Notes to schedule of investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000	3/20/15	5.000% quarterly	$1,422	$477	$945
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	8,954	2,438	6,516
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(726)	(95)	(631)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	(121)	(9)	(112)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	316	148	168
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000% quarterly	746	246	500
Total	$310,000			$10,591	$3,205	$7,386

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

†  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

	Written	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Risk	$(47,883)	$985	$(18,852)	—	—	$(1,026,247)	$(1,091,997)
Foreign Exchange Risk	—	—	—	$4,770	—	—	4,770
Credit Risk	—	—	—	—	—	10,591	10,591
Total	$(47,883)	$985	$(18,852)	$4,770	—	$(1,015,656)	$(1,076,636)

During the period ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Written options	$98,565
Futures contracts (to buy)	25,331,339
Futures contracts (to sell)	9,047,181
Forward foreign currency contracts (to buy) †	337,770
Forward foreign currency contracts (to sell)	902,721

Notes to schedule of investments (unaudited) (continued)

Average notional balance
Interest rate swap contracts	$31,037,500
Credit default swap contracts (to buy protection)	310,000
Credit default swap contracts (to sell protection) †	1,333,000

† At June 30, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: August 23, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 23, 2012